Lease - Summary of Future lease Payments under Operating Leases (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)
2023	¥ 14,455	$ 2,096
2024	12,535	1,817
2025	11,715	1,699
2026	6,277	910
Total future lease payments	44,982	6,522
Less: Imputed interest	3,508	509
Total lease liability balance	¥ 41,474	$ 6,013
Operating Lease, Liability, Statement of Financial Position [Extensible List]	Total lease liability balance	Total lease liability balance